Commitments and Contingencies - Summary of Future Minimum Lease Payments under Non-Cancellable Operating Leases (Detail) - Dec. 31, 2017 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Commitments and Contingencies Disclosure [Abstract]
2018	¥ 82,360	$ 12,659
2019	48,982	7,528
2020 and thereafter	0	0
Operating Leases, Future Minimum Payments Due, Total	¥ 131,342	$ 20,187